SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.   20549


                           FORM 8K

                  Current Report Pursant to
                   Section 13 or 15(d) of
             the Securities Exchange Act of 1934



     Date of Report   (Date of earliest event reported)
                      December 18, 1995


                       AGTsports, INC.
     (Exact Name of Issuer as specified in its charter)


    Colorado____         ___0-21914___  _______84-
1165916______
(State or other               (Commission         (IRS
Employer File Number)
jurisdiction of                 File No.)
incorporation)


              6890 South Tucson Way, Suite 202
                                                Englewood,
           Colorado  80112_______________________
      (Address of principal executive offices zip code)


                       (303)  792-5000
    (Registrant's telephone number, including area code)
                           FORM 8K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
                of the Securities Act of 1934

Item 1.  Changes in Control of Registrant.
      Not Applicable

Item 2.  Acquisition or Disposition of Assets.
      Not Applicable

Item 3.  Bankruptcy or Receivership.
      Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
       The Registrant has engaged the accounting firm of Davis & Co., CPAs, P.C. to act as its accounting firm. The firm of T. Alan Walls, CPA, P.C. has resigned. There are no disagreements with Mr. Walls or his firm. A copy of Mr. Walls' resignation letter is attached hereto.

Item 5.  Other Events
      Not Applicable

Item 6.  Resignation of Registrant's Directors.
      Not Applicable

Item 7.  Financial Statements, Pro Forma Financial
Information
     and Exhibits.
     Not Applicable

Item 8.  Change in Fiscal Year.
      Not Applicable


                         SIGNATURES

     Pursuant to the requirements of the Securties Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              AGTsports, INC.

                              By:    /s/  Gregory F.
Jablonski
                                     Gregory F. Jablonski
                                     Chief Executive Officer

Dated:  December 18, 1995


                         SIGNATURES

     Pursuant to the requirements of the Securties Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              AGTsports, INC.

                              By:
__________________________
                                     Gregory F. Jablonski
                                     Chief Executive Officer

Dated:  December 18, 1995